                        SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) MARCH 5, 1998


                            Monterey Pasta Company
              (Exact name of registrant as specified in charter)

-------------------------------------------------------------------------------
         Delaware                   0-22534-LA                  77-0227341
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)

-------------------------------------------------------------------------------
1528 Moffett Street, Salinas, California                               93905
(Address of principal executive offices)                             (Zip Code)

-------------------------------------------------------------------------------
Registrant's telephone number, including area code      (408) 753-6262


           (Former name or former address, if changed since last report)


                This Current Report, including exhibits, contains 5 pages.
                           The Exhibit Index is located on page 4.




                                       1.

ITEM 5. OTHER EVENTS.

     Monterey Pasta Company (the "Company") recently announced that it has repurchased 2,365,066 shares of its outstanding Common Stock from Clearwater Fund IV Ltd. for a purchase price of $2,690,263 or $1.1375 per share. The Company had 15,206,259 common shares outstanding before the repurchase. The repurchase reduced common shares by 15.6%, leaving 12,841,193 outstanding after the transaction.

     A copy of the press release announcing the Company's repurchase and compliance with NASDAQ listing rules is attached as EXHIBIT 99.4 and is incorporated by reference.

ITEM 7. EXHIBITS.

        Exhibit No.                        Description
        -----------                        -----------

            99.4 Press Release dated March 5, 1998 announcing the repurchase of 2,365,066 shares of the Company's outstanding Common Stock from Clearwater Fund IV Ltd.




                                       2.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MONTEREY PASTA COMPANY


Date: March 5, 1998                    By:      /s/ Stephen L. Brinkman
                                           -----------------------------------
                                                 Stephen L. Brinkman
                                                 Chief Financial Officer



                                       3.

                                   EXHIBIT INDEX


                                                                  Sequentially
Exhibit No.                         Description                   Numbered Page
-----------                         -----------                   -------------

  99.4                     Press Release dated March 5, 1998              5
                           announcing the repurchase of
                           2,365,066 shares of the
                           Company's outstanding Common
                           Stock from Clearwater Fund IV Ltd.




                                       4.